Exhibit 10.8

TECHNICAL AGREEMENT ON THE

MANUFACTURE OF CAPSULES

VB-201

for

VASCULAR BIOGENICS

Prepared by: J McLachlan

ENCAP DRUG DELIVERY

Encap Ref: EN1378;Vascular Biogenics Technical Agreement

Revision : 03

Print date: 03 Aug 2012

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

CONTENTS

1.	Scope of agreement		3
2.	Parties to agreement		3
3.	Products		3
4.	Quality standards		4
	4.1	Manufacturer’s Licence	4
	4.2	Compliance with GMP	4
	4.3	Product specifications	4
	4.5	Starting materials	4
	4.6	Batch Manufacture	4
	4.7	Storage and shipping	4
	4.8	Third party laboratory	4

5.	Responsibilities		4
	5.1	General and regulatory responsibilities	5
	5.2	Product-related responsibilities	6
	5.3	Validation, deviations, changes, complaints and recalls	8
	5.4	Audit	9

6.	Signatories		10

Attachments:

Attachment 1: Product manufacturing and technical release specifications

Attachment 2: Starting materials provided by Encap

Attachment 3: Manufacturing document references

Attachment 4: Contact Personnel

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

1.	SCOPE OF AGREEMENT

This Technical Agreement is made in support of Capsules VB-201 (also known as CI-201) between Encap Drug Delivery and Vascular Biogenics Ltd (VBL) and is subject to the Proposals and Standard Terms and Conditions executed between the parties in advance of each project related manufacture.

Vascular Biogenics is investigating formulations of VB-201 for use in humans and requires manufacture of bulk capsules for use in clinical trials. The new formulations for these products have been identified from project work at Encap on behalf of VBL.

This agreement details the technical terms under which the contract will operate. It defines the products, quality standards, identifies the responsibilities of each party and defines supporting documentation. It identifies contacts for quality issues The document is drawn up in accordance with Encap’s Standard Operating Procedure 0063 on generating a technical agreement for standard manufacture of licensed products (SOP 0063).

Encap and VBL may, from time to time, agree Addenda to this agreement in writing. The Addenda will apply for particular supplies (strengths and numbers) and will apply the Quality Standards and responsibilities described in this Technical Agreement. Such Addenda may also provide for related new strengths, as may be agreed from time to time.

2.	PARTIES TO AGREEMENT

Contract Giver:	Vascular Biogenics Ltd.,6 Jonathan Nethanyahu St. Or Yehuda, 60376 (Israel)

Contract receiver	Encap Drug Delivery, Oakbank Park, Livingston, UK EH53 0TH

3.	PRODUCT REGULATORY REFERENCES

Product	Investigative Medicinal Product Authorisations held byVascular Biogenics	Country
Capsules VB-201	Individual references client responsibility.	Europe and/or USA

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

4.	QUALITY STANDARDS

4.1	Manufacturer’s Licence

MW Encap Ltd, trading as Encap Drug Delivery, holds a Manufacturer’s Licence from the MHRA (UK) for the manufacture of Investigative Medicinal Products (IMP’s ) (reference MAIMP/13485).

4.2	Compliance with GMP

Batches will be manufactured and assembled to comply with all current European rules regarding Good Manufacturing Practices (EudraLex, Volume 4, 1997 and 21CFR parts 210 and 211).

4.3	Product specifications

Specifications for finished products are listed in (Attachment 1). Responsibilities for testing and release are defined in Table 5.2

4.4	Starting materials and packaging components

Specifications for starting materials are listed in (Attachment 2). Responsibilities for sourcing and approval are defined in Table 5.2

4.5	Batch Manufacture

Batch manufacturing documents are defined in Attachment 3

4.6	Storage and shipping

4.6.1	API Storage:	[***]

4.6.2	Product Storage:	[***]

4.6.3	Product Shipping:	[***]

4.7	Sampling and sample retention

Sampling and sample retention of starting materials and product will be done according to standard Encap procedures

4.8	Third party laboratory

(not applicable).

5.	RESPONSIBILITIES

5.1	General and regulatory responsibilities	see Table 5.1

5.2	Product-related responsibilities	see Table 5.2

5.3	Validation, deviations, changes, complaints and recalls	see Table 5.3

5.4	Audit	see Table 5.4

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

Table 5.1: General and regulatory responsibilities

ITEM	Responsibilities
	Encap	Vascular Biogenics
Organisation & Personnel	• Ensure personnel have appropriate training, skills, knowledge & experience to manufacture and test Product	• Confirm by audit

Premises & equipment	• Provide properly designed, qualified & maintained premises, utilities & equipment	• Confirm by audit

Regulatory notifications	• Provide technical recommendations and information in support of Vascular Biogenics’s regulatory Variation (s) (eg, formulation, process outline, test methods, specification limits)

•   Prepare and submit all product-specific documentation to regulatory authorities

•   Notify Encap of intended country (ies) of use (Europe or USA)

•   Provide copy of regulatory approval documents to Encap to support product release

•   Provide Encap with updated IMPD submissions and approvals, according to ongoing project progress

Marketing Authorisations (MA)	n/a	• Notify Encap of IMPD references and requirements arising from Variations

Regulatory controls	• Meet Vascular Biogenics’s requirements on product regulatory controls	• Notify Encap on regulatory controls in the specific market

Use of Contract Analytical Laboratories (CAL)	• Approve Contract Analytical Laboratories (CAL) • Notify Vascular Biogenics of CALs prior to their use	• Consent to the proposed use of CAL’s

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

Table 5.2: Product-related responsibilities

ITEM	Responsibilities
	Encap	Vascular Biogenics
Raw materials for process & packaging of Product

•   Generate and approve internal specifications, according to initial advice from Vascular Biogenics

•   Source, test & release starting materials of appropriate quality for processing of Product, primary and second packaging components

•   Qualification of vendors

•   Retain representative samples

•   Notify Encap of the properties (chemistry, clinical, safety and handling) of the active material

•   Provide initial specifications for Starting materials, packaging components & Product

•   Confirmation of compliance of materials supplied by Vascular Biogenics with TSE requirements. Approve the API supplier and notify Encap of the approval

Product specification	• Generate specifications for bulk products (includes test methods) according to Vascular Biogenics requirements	• Define Vascular Biogenics requirements on initial specification • Definition of product expiry date • Agree & sign final specifications

Production & process control

•   Manufacture of Product to cGMP standards

•   Designate lot numbers for raw materials and Product

•   Establish in-process controls

•   Generate and approve Master Batch Instructions and Records for manufacture

• Confirm by audit • Agree in-process control testing strategy • Regulatory pharmaceutics sections to be made available to Encap • Approve manufacturing documentation

Laboratory controls

•   Starting materials and bulk product release testing against specification

•   Operate to cGMP standards

•   Retain representative samples of starting materials, packaging components and products, according to the relevant specification

• Confirm by audit • Agree retention time of samples

Product storage, labelling and packaging prior to shipment	• Store, label and pack the bulk Product as defined in the Product Specification, for full testing and assembly by third party nominated by the client	• Confirm by audit • Assembly of IMP by Vascular Biogenics or third-party nominated by Vascular Biogenics

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

Table 2 (ctd)

ITEM	Responsibilities
	Encap	Vascular Biogenics
Bulk Product Release (Investigative Medicinal product, IMP)	• Bulk product, for release to Vascular Biogenics, according to agreed specifications

•   Forward required batch-related documentation to VBL’s third-party packaging contractor

•   Final technical release of bulk and assembled product, in compliance with the relevant regulatory trial authorisation

•   Final release for use in clinic

Shipment	• Notify Vascular Biogenics of proposed shipment date • Ship Product to locations designated by Vascular Biogenics under specified conditions	• Acknowledge receipt • Confirm by audit

Retention of records

•   Retain all manufacturing and testing records including records associated with the inspection and release of raw materials / starting materials and packaging components of the Product for (15) years

•   Notify Vascular Biogenics of intent to destroy records with option to return records to Vascular Biogenics

• Confirm by audit • Vascular Biogenics to approve destruction or return of records

Stability testing	• (under separate agreement)	• n/a

Product Specification File (IMP)	• Generate and maintain internal file for product for trial in Europe	• VBL to maintain main file

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

Table 5.3 : Validation, deviations, changes, complaints and recalls responsibilities

ITEM	Responsibilities
	Encap	Vascular Biogenics
Validation	• Premises, utilities and equipment; cleaning procedures • Process validation • Analytical method validation	• Confirm by audit

Significant deviations, out of specification reports

•   Evaluate & define follow up actions & final approval of deviations, non conforming material reports (NMCR’s) & failed manufacture reports

•   Notify Vascular Biogenics of all significant deviations and out of specification reports

• Confirm by audit

Change control procedures

•   Proposed changes to be accompanied with rationale for change to Product specific Process parameters, test methods, sampling plans, critical raw material specifications, process control Specifications, Product specifications, validation protocols, reports and key personnel

•   Notify Vascular Biogenics of significant changes to premises, equipment, utilities and senior technical staff

•   Confirm by audit

•   Should Vascular Biogenics propose changes, these will be subject discussion and agreement with Encap

•   Notify in writing if audit is required prior to start of next manufacturing run

Complaints	• Provide support and responses to Vascular Biogenics	• Receive complaint and co-ordinate relevant investigation and responses • Notify Encap of complaint

Product recall	• Notify Vascular Biogenics of quality issues considered likely to require recall • Provide support , implement relevant investigations and provide responses to Vascular Biogenics	• Assess need for recall • Co-ordinate recall • Notification to Encap • Notification to regulatory authority

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

Table 5.4: Audit responsibilities

ITEM	Responsibilities
	Encap	Vascular Biogenics
Audit

•   Accommodate up to one day annual audits and ‘for cause’ (to address significant Product quality issues) audits by Vascular Biogenics at mutually agreed dates

•   Provide a timely response to observations reported by Vascular Biogenics

•   Allow access to areas of the manufacturing facility where the Product related activities are being performed

•   Allow Vascular Biogenics to observe operations related to Product manufacture and testing provided other Vascular Biogenics confidentiality is respected

•   Allow Vascular Biogenics to review all documentation associated with manufacturing and testing of Product

•   Issue corrective action follow-up report

•   Allow Vascular Biogenics to review all documentation associated with Process and analytical validation

• Provide reasonable notice of intention to audit • Hold an exit meeting to discuss observations • Provide an audit report

Regulatory inspection	• Notify Vascular Biogenics of pending regulatory agency inspections affecting manufacture or testing of Product	• Comment on proposed regulatory responses to observations relevant to Product • Provide, on Encap request, on-site representative and involvement in technical discussions

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

6.	SIGNATURES

Vascular Biogenics	Encap Drug Delivery

/s/ [Illegible]	/s/ J. Darling
Name:	Name: J Darling
Title (Quality)	Title: QA Manager / QP

August 6, 2012
Date:	Date:

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

ATTACHMENT 1

Listing of agreed capsule specifications

PRODUCT	STRENGTH (mg)	REFERENCE
[***]	[***]	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

ATTACHMENT 2

STARTING MATERIALS

1.	STARTING MATERIALS PROVIDED BY CLIENT*

Encap raw material reference	Raw material title	Function	Compliance
[***]	[***]	[***]	[***]

[***]

2.	STARTING MATERIALS PROVIDED BY ENCAP*

Product reference	Raw material reference	Raw material title	Function	Compliance
[***]	[***]	[***]	[***]	[***]

[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

ATTACHMENT 3

MANUFACTURING PARAMETERS

Manufacturing Process

The process is defined in specific batch processing instructions

Processing controls

Process controls are defined in specific batch processing instructions

(Fill weight)

Processing Instructions and Records

Product Reference	Document	Preparation and filling
[***]	[***]	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Technical Agreement between Encap Drug Delivery and Vascular Biogenics

ATTACHMENT 4

Contact Personnel

Vascular Biogenics	Encap Drug Delivery

Quality

/s/ Genya Mor	/s/ J. Darling
Name: Genya Mor	Name: J Darling
Title: Head of QA	Title: QA Manager

Production

/s/ Naamit Sher	/s/ J Savage
Name: Dr. Naamit Sher	Name: J Savage
Title: VP RA & Drug Development	Title: Production Director

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].